THE BRAMWELL GROWTH FUND
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                                               QUARTERLY REPORT - SEPTEMBER 1998
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745 Fifth Avenue
New York, New York 10151



Dear Fellow Shareholders:

Investment Results - Quarter Ended September 30, 1998

THE BRAMWELL GROWTH FUND appreciated 9.6% to $20.75 net asset value per share for the calendar year to date surpassing the 6.0% gain for the S&P 500 Stock Index. For the quarter, the Fund matched the S&P 500 Index with a (10.0)% return while outperforming the Lipper Mid-Cap and Growth Funds Indices which declined (18.0)% and (11.4)%, respectively. The Fund's three-year compound average annual return as of September 30, was 17.9%, and since inception, August 1, 1994, through September 30, 1998, the cumulative return was 124.8% resulting in a compound average annual rate of return since inception of 21.5%.
Investment results compared to those of other indices were as follows:


                                               Sept. Q        Calendar           One              Three          Since
 Comparative Investment Returns (9/30/98)        1998       Year-to-Date         Year           Years (a)    Inception (b)
 -----------------------------------------     --------     ------------        ------         ----------    --------------
 THE BRAMWELL GROWTH FUND (C)                   (10.0)%          9.6%            10.7%             17.9%           21.5%
 Lipper Mid-Cap Funds Index (d)                 (18.0)          (7.9)           (12.3)              8.6            14.6
 Lipper Growth Funds Index (d)                  (11.4)           2.4              3.1              16.4            19.0
 S&P 500 Stock Index (e)                        (10.0)           6.0              9.1              22.6            23.7


(a) Compound average annual return. (b) Compound average annual return since inception 8/1/94. (c) Returns shown include the reinvestment of all dividends and are net of expenses. The annual expense ratio is capped at 1.75%. Past performance is not predictive of future results. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. (d) The Lipper Mid-Cap Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper Growth Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Funds in the Lipper Mid-Cap and Growth Funds Indices are equal weighted and returns include the reinvestment of all dividends and are net of expenses. (e) The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Commentary

The investment environment was difficult in the September quarter. Equity markets hit new highs in mid-July as capital flowed into equities and then deteriorated over concerns about declining economies in Asia and Russia and decelerating profit growth. Disappointment in the Federal Reserve's modest 25-basis point (0.25%) rate cut in late September also contributed to the quarter's market decline.

Sectors that contributed positively to performance during the September quarter were information processing, drug stores, pharmaceuticals and telephone services. Financial service stocks suffered from contraction of P/E multiples to reflect higher credit risk and slower earnings growth. Anticipation of decelerating economic growth had a negative impact on stocks of employee staffing companies which performed strongly in the June quarter (and which we still like) as well as on economically sensitive companies. Oil service stocks continued to languish in an environment of depressed oil prices. Individual stocks that contributed significant value to the portfolio were Dell Computer, EMC, Eli Lilly, Walgreen, Cardinal Health, IBM, Paychex, CVS, U.S. West and Molex.

Outlook

We expect the Federal Reserve to focus increasingly on global financial stability and to continue reducing interest rates beyond the announced additional 25-basis point rate cuts in the discount and Fed funds rates on October 15th. Lower interest rates and greater credit availability would be especially helpful to emerging countries and companies as well as to the housing market and equity valuations.

We anticipate that economic growth will slow to 1%-2% going forward given the impact of economic contraction in Asia and Eastern Europe on U.S. exports and previously hoped for business opportunities. Inflation should be minimal given cheaper imports, lower oil and other commodity prices, underutilized global capacity, and technology-driven productivity gains. Lower interest rates should continue to drive housing sales and release income for other purposes. Greater affordability of many products, a strong housing market and continued moderate economic gains in Europe are expected to help offset the impact of economic weakness in Asia and emerging markets worldwide.

Our portfolio focus continues to be on companies that generate strong top-line growth despite macroeconomic conditions. For those companies that can deliver superior growth, we anticipate above-average and possibly even rising P/E valuations. Growth from new products, which intrinsically provide pricing flexibility, should be valued highly in a slowing global economy. Advances in communications, computing and medicine, the explosive growth of the Internet and electronic commerce, and technology upgrades for the Year 2000 are driving change and creating investment opportunities. Themes that we continue to like are outsourcing, home-related products, effective use of technology, and consolidation to achieve critical mass and economies of scale.

We continue to estimate that the 1999 earnings growth rate for our portfolio approximates 20%, some 4-5 times that projected for the S&P 500 Index, for which we are paying about the same multiple of 20 times. Over time, stock prices move with earnings growth and, in an environment of lower inflation and interest rates, price/earnings ratios have the potential to expand, especially for companies selling at discounts to valuations paid for the S&P, thereby increasing investment returns. Also, relative to current 3-month Treasury bill yields of approximately 3.5% and longer term 10-year Treasury note yields below 5%, even 10% consistent annual earnings growth is comparatively more attractive assuming that P/E ratios at least hold even in an environment of declining interest rates. The 20% long-term capital gains tax rate also favors equity investment.

The recent sell-off in itself has reduced market risk. The decline in interest rates has made cash and other fixed income instruments less appealing investment alternatives to equities, and market dips are creating attractive buying opportunities to bolster long-term investment returns.

Fund Investment

The minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minors account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile and investors are encouraged to invest over time to smooth the effects of volatility. An Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request to facilitate regular investment.

The Fund's net asset value is available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information.

                                        Sincerely,


                                        /s/Elizabeth R. Bramwell
                                        Elizabeth R. Bramwell, CFA
                                        President and Chief Investment Officer
October 20, 1998

The outlook and opinions expressed above represent the views of the investment adviser as of October 20, 1998 and are subject to change as market and economic events unfold.



THE BRAMWELL GROWTH FUND
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                       PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED)
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                                                     SHARES            VALUE
                                                     ------           ------
COMMON STOCKS - 93.73%

APPAREL - 0.60%
Cutter & Buck, Inc.<F1>                              50,000      $ 1,150,000

AUTOMOTIVE & HEAVY
EQUIPMENT - 1.10%
Hayes Lemmerz International, Inc.<F1>                28,700          785,663
Lear Corporation<F1>                                 30,000        1,312,500
                                                                 -----------
                                                                   2,098,163
CHEMICALS - 1.61%
Minerals Technologies, Inc.                          38,000        1,674,375
OM Group, Inc.                                       50,000        1,409,375
                                                                 -----------
                                                                   3,083,750
COMMUNICATIONS - 7.57%
BellSouth Corporation                                30,000        2,257,500
Cisco Systems, Inc.<F1>                              33,000        2,039,812
EarthLink Network, Inc.<F1>                           8,000          330,000
Lucent Technologies, Inc.                            50,000        3,453,125
MCI WorldCom, Inc.<F1>                               50,000        2,443,750
Northern Telecom Ltd.                                10,000          320,000
Teleglobe, Inc.                                      38,000          985,625
U.S. West, Inc.                                      50,000        2,621,875
                                                                 -----------
                                                                  14,451,687
EMPLOYEE STAFFING - 5.91%
Interim Services, Inc.<F1>                          100,000        2,056,250
Labor Ready, Inc.<F1>                                70,000        1,023,750
On Assignment, Inc.<F1>                              99,000        3,663,000
Robert Half International, Inc.<F1>                 105,000        4,534,687
                                                                 -----------
                                                                  11,277,687
ENERGY - 2.42%
Diamond Offshore Drilling, Inc.                      40,000        1,040,000
R&B Falcon Corporation<F1>                           20,000          240,000
Schlumberger Ltd.                                    66,300        3,335,719
                                                                 -----------
                                                                   4,615,719
ENTERTAINMENT &
LEISURE TIME - 1.09%
Cinar Films, Inc., Class B<F1>                       60,000        1,076,250
Imax Corporation<F1>                                 50,000        1,000,000
                                                                 -----------
                                                                   2,076,250
FINANCIAL SERVICES - 9.53%
Charles Schwab Corporation (The)                     35,000        1,378,125
Federated Investors, Inc.<F1>                        50,000          718,750
LaSalle Partners, Inc.<F1>                           25,600          836,800
Mellon Bank Corporation                              20,000        1,101,250
Merrill Lynch & Co., Inc.                            45,000        2,131,875
North Fork Bancorporation, Inc.                      50,000        1,000,000
Northern Trust Company                               45,000        3,071,250
Star Banc Corporation                                25,000        1,653,125
TCF Financial Corporation                            60,000        1,192,500
Washington Mutual, Inc.                             115,000        3,881,250
Zions Bancorporation                                 30,000        1,224,375
                                                                 -----------
                                                                  18,189,300
FOOD & BEVERAGE - 2.17%
Bestfoods                                            50,000        2,421,875
Hershey Foods Corporation                            25,000        1,710,938
                                                                 -----------
                                                                   4,132,813


                                                     SHARES            VALUE
                                                     ------           ------
COMMON STOCKS - 93.73% (CONT'D.)

HEALTHCARE:  PRODUCTS - 7.54%
Alkermes, Inc.<F1>                                   15,000    $     218,437
BioChem Pharmaceuticals, Inc. - ADR<F1>              15,000          275,625
Closure Medical Corporation<F1>                      10,000          210,000
Elan Corporation, PLC<F1>                            20,000        1,441,250
Eli Lilly & Company                                  40,000        3,132,500
Focal, Inc.<F1>                                      25,000          256,250
Johnson & Johnson                                    15,000        1,173,750
Medtronic, Inc.                                      37,000        2,141,375
Merck & Company, Inc.                                10,000        1,295,625
Pfizer, Inc.                                         40,000        4,237,500
                                                                 -----------
                                                                  14,382,312
HEALTHCARE:  SERVICES - 3.90%
Cardinal Health, Inc.                                50,000        5,162,500
PAREXEL International Corporation<F1>                25,000          975,000
Quintiles Transnational Corporation<F1>              30,000        1,312,500
                                                                 -----------
                                                                   7,450,000
HOME & OFFICE FURNITURE - 3.39%
Ethan Allen Interiors, Inc.                          25,000          906,250
Furniture Brands International, Inc.<F1>             40,000          780,000
Herman Miller, Inc.                                  50,000          987,500
HON Industries, Inc.                                 40,000          945,000
Knoll, Inc.<F1>                                      35,200          770,000
Leggett & Platt, Inc.                               100,000        2,075,000
                                                                 -----------
                                                                   6,463,750
HOUSEHOLD & PERSONAL CARE
PRODUCTS - 1.44%
Colgate-Palmolive Company                            40,000        2,740,000

INDUSTRIAL PRODUCTS - 6.57%
Emerson Electric Company                             50,800        3,162,300
General Electric Company                             45,000        3,580,313
Illinois Tool Works, Inc.                            70,000        3,815,000
Molex Inc., Class A                                  66,385        1,800,693
ThermoQuest Corporation<F1>                          20,000          195,000
                                                                 -----------
                                                                  12,553,306
INFORMATION PROCESSING:
OFFICE EQUIPMENT - 9.35%
Dell Computer Corporation<F1>                       110,000        7,232,500
EMC Corporation<F1>                                  85,000        4,860,938
International Business Machines
Corporation                                          35,000        4,480,000
Xerox Corporation                                    15,000        1,271,250
                                                                 -----------
                                                                  17,844,688
INFORMATION PROCESSING:
SERVICES - 9.66%
Automatic Data Processing, Inc.                      58,500        4,372,875
Computer Sciences Corporation<F1>                   140,058        7,633,161
DST Systems, Inc.<F1>                                50,000        2,637,500
Paychex, Inc.                                        30,000        1,546,875
Sterling Commerce, Inc.<F1>                          65,000        2,250,625
                                                                 -----------
                                                                  18,441,036
INFORMATION PROCESSING:
SOFTWARE - 1.96%
Microsoft Corporation<F1>                            34,000        3,742,125


THE BRAMWELL GROWTH FUND
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           PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1998 (UNAUDITED) (CONTINUED)
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                                                     SHARES            VALUE
                                                     ------           ------
COMMON STOCKS - 93.73% (CONT'D.)

INSURANCE - 4.13%
Allstate Corporation                                 70,000   $    2,918,125
American International Group, Inc.                   17,500        1,347,500
Chubb Corporation (The)                              35,000        2,205,000
Horace Mann Educators Corporation                    25,000          750,000
Mercury General Corporation                          17,500          656,250
                                                                 -----------
                                                                   7,876,875

RETAILING - 12.78%
Amazon.com, Inc.<F1>                                 12,000        1,339,500
CVS Corporation                                      60,000        2,628,750
Home Depot, Inc. (The)                              111,000        4,384,500
Kohl's Corporation<F1>                               90,000        3,510,000
Lowe's Companies, Inc.                               30,000          954,375
Saks, Inc.<F1>                                       40,000          897,500
Tiffany & Company                                    35,800        1,123,225
Wal-Mart Stores, Inc.                                50,000        2,731,250
Walgreen Company                                    155,000        6,829,687
                                                                 -----------
                                                                  24,398,787
TRANSPORTATION - 1.01%
Kansas City Southern Industries, Inc.                55,000        1,925,000


TOTAL COMMON STOCKS
(Cost $122,077,304)                                              178,893,248
                                                                 -----------


                                                   PRINCIPAL
                                                     AMOUNT           VALUE
                                                   ---------         -------
VARIABLE RATE
DEMAND NOTES - 6.54%

Firstar Corporation                              $2,176,000   $    2,176,000
General Mills, Inc.                               4,238,000        4,238,000
Pitney Bowes Credit Corporation                     859,000          859,000
Sara Lee Corporation                              2,203,000        2,203,000
Warner-Lambert Company                            3,007,000        3,007,000
                                                                 -----------

TOTAL VARIABLE RATE DEMAND NOTES
(Cost $12,483,000)                                                12,483,000
                                                                 -----------

TOTAL INVESTMENTS - 100.27%
(Cost $134,560,304)                                              191,376,248

LIABILITIES LESS CASH
      AND OTHER ASSETS - (0.27)%                                   (506,292)
                                                                 -----------

NET ASSETS - 100.00%
(9,197,026 shares outstanding)                                  $190,869,956
                                                                 ===========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                            $20.75
                                                                      ======

<F1> Non-income producing security

THE BRAMWELL GROWTH FUND
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                                           QUARTERLY REPORT - SEPTEMBER 30, 1998
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                            TOP TEN INDUSTRY SECTORS
                               SEPTEMBER 30, 1998
                            ------------------------

Information Processing       21.0%      Industrial Products               6.6%
Retailing                    12.8       Employee Staffing                 5.9
Healthcare                   11.4       Insurance                         4.1
Financial Services            9.5       Home & Office Furniture           3.4
Communications                7.6       Energy                            2.4


                            TOP TEN EQUITY HOLDINGS
                               SEPTEMBER 30, 1998
                            ------------------------


Computer Sciences             4.0%      Robert Half                       2.4%
Dell Computer                 3.8       International Business Machines   2.3
Walgreen                      3.6       Home Depot                        2.3
Cardinal Health               2.7       Automatic Data Processing         2.3
EMC                           2.5       Pfizer                            2.2


                            THE BRAMWELL GROWTH FUND
                                745 Fifth Avenue
                            New York, New York 10151
                                 1-800-BRAMCAP
                                (1-800-272-6227)
                                www.bramwell.com

                    BOARD OF DIRECTORS
          -----------------------------------------
ELIZABETH R. BRAMWELL, CFA
President, Chief Investment
and Financial Officer
The Bramwell Funds, Inc.

J. SINCLAIR ARMSTRONG
Director, Secretary and Treasurer
The Reed Foundation, Inc.
Retired Partner
Whitman, Breed, Abbott & Morgan
Former Commissioner and Chairman
Securities and Exchange Commission

ISABEL H. BENHAM
Trustee Emeritus and former President, Board of Trustees
John W. Barringer III National Railroad Library

GEORGE F. KEANE
Chairman
Trigen Energy Corp.
President Emeritus
The Common Fund, Inc.

JAMES C. SARGENT
Counsel
Opton, Handler, Gottlieb, Feiler & Katz
Former Commissioner
Securities and Exchange Commission

MARTHA R. SEGER, PH.D.
Chairman
Martha Seger & Associates
Former Governor
Federal Reserve Board

                          OFFICERS
      -----------------------------------------------

ELIZABETH R. BRAMWELL, CFA
President, Chief Investment and Financial Officer

MARY F. MCCOLLUM
Secretary and Treasurer

MARGARET A. BANCROFT
Assistant Secretary

                               INVESTMENT ADVISER
                       Bramwell Capital Management, Inc.

                                 ADMINISTRATOR
                         Sunstone Financial Group, Inc.

                                    COUNSEL
                             Dechert Price & Rhoads

                             INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                   CUSTODIAN
                             Firstar Bank Milwaukee

                                 TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                       Firstar Mutual Fund Services, LLC

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This financial statement is submitted for the general information of the shareholders of The Bramwell Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
                                                                     BR-412-1098